Exhibit 99.1

Bank of America Merrill Lynch Conference September 2019

This Operating and Financial Data should be read in connection with our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019. Statements made in this presentation may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate, and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in our annual reports on Form 10-K, as may be supplemented or amended by our quarterly reports on Form 10-Q, which are incorporated herein by reference. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. 2

Our Investment Strategy Value Proposition Access to New York & professional hubs, discount to NYC, room to grow as millennials start families, tax benefits Thesis NJ Waterfront transit hubs will experience unparalleled growth as more seek value, connectivity & space Strategy Dominate core submarkets, take advantage of operational synergies Execution Concentrated investment along high barrier-to-entry markets Result: Leading residential and office owner along New Jersey’s Waterfront Residential Units (1): Residential Land (Units) (2): Residential Market Share Today: Operating Hotel Keys Includes operating (2,996 units) & in-construction (1,423 units). Excludes 372 key Hotel. Reflects net increase of 6 units due to the redesign of a Port Imperial future development. Excludes GWB Portfolio: 1 Bridge Plaza (200,000 SF). 4,419 6,315 12% 722 Office Buildings (3): Office SF (3): Office Market Share: 7 4,908,379 29% 3 (1) (2) (3)

Dual Platforms Form One Strategy: The Waterfront Residential Office $5.6 billion Market Capitalization $3.6 billion Net Asset Value 11.4 million 7,984 97.7% 79.8% 8.7% 17.7% 1,947 6.07% Mack-Cali:$38.92 $45.00 Premium: 16% Market: Mack-Cali:$32.17 $33.00 3% $47.69 Market: Premium: 29% 12% 4 (1) (2) (3) Includes RRT operating portfolio (7,262 units), Marriott Hotels at Port Imperial (372 keys) and Hyatt Jersey City (350 keys). Excludes Marriott Hotels at Port Imperial (372 keys), as Residence Inn (164 keys) opened in December 2018 and Envue Autograph Collection (208 keys) opened in July 2019. Includes Marriott Hotels at Port Imperial (372 units). In-construction avg development yield excluding hotels 6.47%. Office Waterfront Market Share Residential Waterfront Market Share Average Waterfront Rent PSF Suburban Avg Base Rents vs. Market Asking Rent In-Construction Avg Development Yield (3) Waterfront Avg Base Rents vs. Market Asking Rent In-Construction Residential Units/Keys (2) 2Q 2019 Cash/GAAP Rental Rate Roll-Up (Excl. Non-Core) % Leased Residential Units % Leased (Excl. Non-Core) Operating Residential Units/Keys (1) SF Office Space (Incl. Non-Core)

Comprehensive Transformation 2Q19 2Q15 (65% Reduction) (142% Increase) (96% Reduction) $93.0 million (550% Increase) $14.3 million $3.9 billion (44% Increase) (31% Reduction) (7% Increase) $46.5 million (14% decrease) (8% increase) (1) Includes Soho Lofts (377 units) (acquired April 1, 2019). Excludes Marriott Hotels at Port Imperial (372 keys) and Jersey City Hyatt (350 keys). 5 AFFO (Qtr.) AFFO (Qtr.) Core FFO (Qtr.) Core FFO (Qtr.) Interest Coverage Ratio Interest Coverage Ratio Weighted Average Interest Rate Weighted Average Interest Rate Total Market Cap Total Market Cap Consolidated Residential NOI (Annualized) Consolidated Residential NOI (Annualized) Operating/In Construction Units (Subordinate) Operating/In Construction Units (Subordinate) Operating/In Construction Units (WO/JV) Operating/In Construction Units (WO/JV) (1) Office Buildings (Excluding Flex) Office buildings (Excluding Non-Core & Flex)

NOI Evolution – 40/40/20 Through the executed disposition program, strategic acquisitions and residential development, the Company has and will continue to dramatically shift its NOI composition: NOI Composition (annualized) (1): Residential Portfolio Transformation: 2Q 2015 2Q 2019 Change 2Q 2015 Total Portfolio NOI: $357M Preferred Segments: 37% (2) 2Q 2019 Total Portfolio NOI (3): $358M Preferred Segments: 79% (1) (2) (3) (4) Annualized 2Q 2019 corporate NOI includes income (expense) attributed to entities not directly associated with assets in the portfolio. Includes $14 million of residential NOI from the stabilization of the Marriott Hotels at Port Imperial The Annualized 2Q 2019 Total Portfolio NOI is not meant to approximate FY 2019 Total Portfolio NOI. Only includes operating units. 6 Wholly Owned/ Consolidated Units (4) 1,301 4,651 +257% Unconsolidated JV Units (4) 1,254 2,481 +98% JV Subordinated Units (4) 3,026 130 (96%) CIP Units 1,182 2,319 +96% Future Developable Units: Waterfront 5,289 6,309 +19% Future Developable Units: Other 3,753 3,606 (4%) Pro Rata Residential NOI (Annualized) $28M $122M +336% NAV $704M $1,764M +151%

NAV 2Q 2019 (Unaudited) $ in millions (except per share amounts) 7 See footnotes and “Information About Gross & Net Asset Value (Unaudited)” on pages 23 and 24. To t a l Mac k - Ca li NA V $3 , 572 $4, 0 8 4$ 3, 118 A pp r o x im a t e N A V / S h a r e ( 1 00. 5M M s h ar e s ) ( 1 2 ) $35. 5 3 $ 40. 63$31 . 0 2 NA V Ca lc u la t io n (2) Hig h Low $1,757$1,349 566477 629 555 $2, 9 5 2$ 2, 381 8484 3030 9090 3333 $3, 1 8 9$ 2, 618 (1,000)(1,000) (5 3) (5 3) Ren t a b l e SF/ 2Q 2019Cap Apt Uni t s A nnual i z ed NOI (1) O ffic e Por t f o l io MSF Hudson Waterfront (Jersey City, Hoboken) 4.908$78.74.4% Class A Suburban (Metropark, Short Hills) 2.155 46.47.2% Suburban 4.147 47.4 8.0% S ubt ot a l (1)(4) 11. 21 0$172 . 5 Non-Core, Repositioning Properties, & Retail (5) Hotel and Other JV Interests (6) Harborside Plaza 4 Land (7) O ffic e - As s et Valu e Less: Office Unsecured Debt Less: Office Preferred Equity/LP Interests Gro s s Ass e t Gro s s P e r Val u e S F / U n it (A) $1,780$363 643298 590 142 $3, 01 3$26 9 84 176 90 33 $3, 39 6 Pro p er t y Th ir d Par t y Dis c ounti n g Debt Inter e s t s (1 0 ) ( B )(C )( D ) ($250)$0$0 (125) 0 0 0 0 0 ( $37 5)$0$0 0 00 (113)(33)0 000 000 ( $48 8)( $33 )$ 0 Net A sset Valu e (A - B - C - D) $1,530 518 590 $2 , 638 84 30 90 33 $ 2 , 875 (1,000) (5 3) To t a l O ffic e NA V $1 , 822 $2, 1 3 6$ 1, 565 R es i denti a l Por t f o li o Unit s S t a b ilized NOI Operating Properties - Wholly-Owned/Consolidated4,651$105.7 4.8% Operating Properties - Unconsolidated JVs (8) 2,61155.54.5% In-Construction Properties (9)(10) 2,31974.75.0% Land9,968 Fee Income Business, Tax Credit, & Excess Cash R es ident ia l - As set Va lu e (1 1 ) Less: Rockpoint Interest $2,209$475 1,231471 1,506649 54455 56 $5, 54 6 ($1,272)($45) ($1) (617)(314)0 (687)(82)(231) 0(103)0 0 0 0 ( $2, 57 6)( $544 )( $232 ) $891 300 506 441 56 $ 2 , 194 $1,005$817 337262 540434 463419 56 56 $2, 4 0 1$ 1, 988 ($444)($453)($435) To t a l Res id ent ia l NA V $5, 54 6 ( $2, 57 6)( $544 )( $232 )$ 1 , 750$1, 9 4 8$ 1, 553 Net Valu e Ra n g e (3)

Waterfront Concentration PSF/ Unit $355 Waterfront Holdings: GAV (1) $1,812M 8 Operating Office (2) 5,108,379 SF Fort Lee 7 Operating Resi 2,996 Units $1,489M $496,996 3 Operating Hotels 722 Keys $263M $358,442 Edgewater $992M 2 In-Construction Resi 1,423 Units $697,109 6,309 Units $481M $76,292 11 Land Parcels Port Imperial Total Waterfront Holdings $5,037M 64% Total GAV Hoboken Mack-Cali Assets Jersey City Operating Office Operating Residential Operating Hospitality In-Construction Land Retail/Commercial 8 (1) See Gross & Net Asset Value Notes on p.23 and 24, as well as Information on Gross Asset Value (GAV) & Net Asset Value (NAV) on p.24. (2) Includes 1 Bridge Plaza (200,000 SF).

Two Platforms = One Strategy: The Waterfront Summary Valuation (1) Office Waterfront NAV (3) $988M GAV $1,889M MSF/ Units % NAV GAV (2) NAV Short Hills & Metropark $611M $302M $725M $442M Suburban/Other Total $3,572M 100% $7,902M GAV Waterfront Share NAV Waterfront Share Residential Waterfront GAV $3,148M NAV (4) $1,260M Boston $910M $309M Other $619M $270M $5.0B (64%) Waterfront share $2.2B (63%) Waterfront share (1) (2) (3) (4) 2Q 2019 NAV adjusted to account for Plaza 4 future development site as part of residential portfolio. GAV represents total gross asset valuation with adjustments for 3rd party value. See Gross & Net Asset Value Notes on p.23 and 24, as well as Information on Gross Asset Value (GAV) & Net Asset Value (NAV) on p.24. Unsecured debt allocated pro rata across office portfolio. Rockpoint interest allocated pro rata across residential portfolio, excluding Plaza 4 future development site. 9 Total Residential$4,677M$1,839M Total Office$3,225M$1,732M Residential9,209$4,677M$1,840M52% Office11.4$3,225M$1,732M48%

Waterfront: Residential Market Share The Company is the largest institutional owner of operating class A residential and developable land, controlling approximately 12% of the current market and 30% of the potential market Roseland Waterfront Operating Portfolio: Units 2,069 2,996 +927 Ownership 20% 82% +62% LeFrak Organization Ironstate(1) Roseland Kushner Real Estate Group Equity Residential Prudential Hartz Mountain Avalon Bay Other Waterfront Total 15 12 7 5 6 5 2 2 33 85 4,714 4,395 2,996 2,163 1,725 1,379 822 722 7,194 25,340 19% 17% 12% 9% 7% 5% 3% 3% 28% 100% 2015: 2019: Roseland Buildout (Units): Current Portfolio: In-Construction: Pipeline (2019-2020): Additional Units: Buildout Portfolio: 2,996 1,423 1,742 4,573 10,734 30% Market Share (1) Ironstate portfolio total includes 2 joint ventures also accounted in Kushner Real Estate Group portfolio total (770 units). Waterfront total accounts for this overlap. 10 Comparable Properties Units Market Share

Waterfront: Office Market Share Office leasing velocity along the Waterfront has increased, with 1.5MSF of deals currently being toured. Mack-Cali is well blocks >100KSF positioned for large-scale tenants, as the Company controls 50% of Mack-Cali (1) LeFrak SJP Properties Goldman Sachs Bentell Kennedy Spear Street Capital John Hancock Columbia Property Trust Other Owners Waterfront Total (2) 7 6 3 1 1 2 1 1 8 30 4.9MSF 3.9MSF 1.4MSF 1.4MSF 1.1MSF 0.9MSF 0.7MSF 0.6MSF 2.0MSF 16.9MSF 29% 23% 8% 8% 7% 5% 4% 4% 12% 100% (1) Excludes GWB Portfolio: 1 Bridge Plaza (200,000 SF). (2) Source: JLL Hudson Waterfront Skyline Report – December 18, 2018. 11 Comparable Properties SF Market Share

Waterfront Va lue Proposition We believe that large mark-to-market gain and rents have room to grow while discount to those in Manhattan: still at a significant Financial District Harborside Residential: $50.00 PSF Office: $45.00 PSF Residential (1): 34% increase in disposable income Office: 35% rent per square foot savings Residential: $70.00 PSF Office (2): $69.00 PSF Hoboken – 111 River Midtown South Residential: $55.00 PSF Office: $52.00 PSF Residential: $80.00 PSF Office (2): $93.00 PSF Residential (1): 44% increase in disposable income Office: 44% rent per square foot savings Port Imperial Midtown Residential: $42.00 PSF Office: $55.00 PSF Residential: $75.00 PSF Office (2): $89.00 PSF Residential (1): 51% increase in disposable income Office: 38% rent per square foot savings 12 (1)Disposable income calculations based on a 750 sf 1-bedroom apartment and household income of $200,000. For more information, please see the residential calculators in the appendix (p.26-28). (2)Source: JLL - BofAML NYC Office Market Deep Dive Call January 15, 2019. Class A 2018 asking rental rates.

Successful 2018 Deliveries The Company delivered 1,212 units to the marketplace in 2018, which are collectively 99.7% leased as of September 1, 2019, up from 96.0% as of May 26, 2019 • Highlighting this success is the absorption of RiverHouse 11. The property opened on July 6, 2018, stabilized within 3 months in October, and is currently leased at 99.7% (294 units) (1) (2) (3) (4) Represents projected stabilized NOI after debt service. See p.30 for Information on Net Operating Income (NOI). Reflects $100 million permanent loan secured in 4Q 2018, with excess proceeds of $24 million at an effective rate of 4.52%. Reflects $97 million permanent loan secured in 4Q 2018, with excess proceeds of $24 million at an effective rate of 4.56%. Reflects $43 million permanent loan secured in 3Q 2019 with excess proceeds of $1 million at an effective rate of 3.52%. 13 RiverHouse 11 Portside 5/6 Signature Place 145 Front Street Metropolitan Lofts Total Deliveries Phase IPhase II Units 295 296 197 237 128 59 1,212 Location Weehawken, NJ East Boston, MA Morris Plains, NJ Worcester, MA Morristown, NJ - Commenced Operations July 6, 2018 May 4, 2018 March 24, 2018 February 24, 2018 July 23, 2018 April 23, 2018 - Units Absorbed 294 296 195 237 127 59 1,208 Percent Leased 99.7% 100.0% 99.0% 100.0% 99.2% 100.0% 99.7% Development Yield 6.60% 6.40% 6.68% 6.21% 6.72% 6.45% Stabilized Cash Flow (1) $3.5 million (2) $3.2 million (3) $1.8 million (4) $3.4 million $0.3 million $12.2 million

Waterfront Residential Development Outperformance The Company had record velocity on recent Waterfront deliveries (1,368 units): Total Waterfront Deliveries 1,368 - - - - 10.2% M2 311 Jersey City June 2016 6 Months 50 / Month 8.9% .. . . . . . . Urby 762 Jersey City March 2017 6 Months 120 / Month 11.4% . . . . . . . RiverHouse 11 . Units: Location: Initial Occupancy: Lease-Up Period: Leases Per Month: Rental Increases in Lease-Up: 295 Port Imperial July 2018 3 Months 100 / Month 8.6% .. . . . . . . . . . . . Result: Allocate capital to Waterfront residential development 14 201620172018

Waterfront-Focused Development Pipeline The Company’s next round of construction deliveries and near-term starts are heavily weighted towards Waterfront (80% of aggregate total project cost) In-Construction: Future Starts: Total Waterfront Pipeline: 1,423 Units 6,315 Units 7,738 Units 15 25 Columbus (The Charlotte) Building 9 Riverwalk C Chase III 233 Canoe Brook Units 750 313 360 326 198 Location Jersey City, NJ Weehawken, NJ West New York, NJ Malden, MA Short Hills, NJ Development Start Q1 2019 Q3 2018 Q4 2017 Q3 2018 Q4 2018 Initial Occupancy Q1 2022 Q4 2020 Q4 2020 Q3 2020 Q4 2020 Project Stabilization Q4 2023 Q4 2021 Q1 2022 Q4 2021 Q3 2021 Total Project Cost $470.5 million $142.9 million $191.8 million $99.9 million $99.6 million Projected NOI $28.1 million $9.0 million $11.7 million $6.0 million $5.9 million Development Yield 5.97% 6.32% 6.10% 6.05% 5.93%

Office Va cancy is in Our Best Assets • • • • Mack-Cali will continue to invest in its best assets – current plan $153.6M As AFFO increases, we have and will allocate $30M per annum The Company has 1 MSF to lease to 92% stabilization In-place rents on the Waterfront are currently 22% below asking Approx. (1) (2) (3) (4) There can be no assumption that actual rents will not vary materially from current asking rents In-place rents exclude DB Services (125,916 SF at $55.67, expiring 9/30/19). Includes Harborside NY Waterway Ferry installation costs. Does not include leasing costs, which may be material. 16 Building SF Vacant SF In-Place Rents Asking Rents % Increase (1) Cap-Ex Plan Spend to Date Future Spend (’19 - ’22) Total Cost (4) 101 Hudson 1,246,283 230,517 $37.58 $47.00 25.0% Restaurant, Lobby $0.1M $6.5M $6.6M Harborside 1 (2) 399,578 205,512 34.20 47.00 37.4% Re-skin 15.0M 58.3M 73.3M Harborside 2 & 3 (3) 1,487,222 230,914 37.71 43.00 14.0% Retail, External Improvements 34.6M 13.6M 48.2M Harborside 4a 231,856 - 37.23 44.00 18.2% Organic Grocer, Lobby 0.6M 15.9M 16.5M Harborside 5 111 River NJ Waterfront 977,225447,52340.1149.0022.2%Restaurant, Lobby0.7M6.3M7.0M 566,215129,68040.5052.0028.4%Lobby, Façade1.3M0.7M2.0M 4,908,3791,244,146$38.92$46.6219.8%$52.3M$101.3M$153.6M

Harborside Transformation Harborside is the center of live/work/play on the New Jersey Waterfront. Future investment will solidify its position and benefit lease-up efforts Today – 2019 Before – 2015 Photo by Ben Ganscos Master Planned Amenities: • • • • 13,000 sq. ft. Food Hall Lounge & game room Various retailers Restaurants with outdoor seating District Kitchen Food Hall – Opened March 2019 17 Capital Spent: $52.3 M Proj. Future Investment: 101.3 M Total Project Cost: $153.6 M

Suburban Portfolio Repositioning - Core Only 18 suburban assets – 2.8 MSF – remain from September portfolio are 21% higher than 2015 rents in those markets 2015 portfolio. Rents in current 333 Thornall 7 Sylvan Way One River Center Core Suburban Markets: As of September 2015 As of June 2019 % Leased Mkt. Share Market Inventory Rent (1) Market Inventory % Leased Rent (2) Mkt. Share Morris 3.1MSF 79.8% $24.56 23.9% Morris 2.9MSF 79.8% $32.50 23.3% Monmouth 1.2MSF 92.9% $26.22 10.8% $30.00 10.3% Monmouth 1.2MSF 82.2% 0.2MSF 100.0% $28.79 5.0% 94.1% 32.8% Metropark Metropark 1.1MSF $37.00 (1) Weighted average base rents on leases executed for the nine months ended September 30, 2015. Statistics filed in September 30, 2015 supplemental package. (2) Current weighted average asking rents. 18 Short Hills0.8MSF94.4%$47.0075.3% Total6.0MSF84.9%$31.44 Short Hills0.3MSF97.2%$32.3722.5% Total4.8MSF84.9%$25.58

Debt Profile Management believes that utilizing Net Debt/EBITDA alone does not accurately express the real estate Loan to Value, as it ignores the composition of the underlying cash flow. 19 Company X Company Y Ta rget Office Leverage 7.8x 7.2x – 6.3x 12.0x – 10.6x 9.0x – 8.0x 6.25% 56% - 50% 5.25x - 6.25x 12.0x - 10.0x < 8.0x ≤ 6.25% ≤ 50% Residential Leverage N/A Total Net Debt/EBITDA 7.8x Cap Rate 8.50% LTV 66.3% Office Portfolio SF 30.1 MSF 11.0 MSF Residential Portfolio Units 6,826 units 9,209 units Avg Residential Ownership 46.4% 80.8% NOI By Type: Residential $28M8% $136M38% Waterfront Office 82M23% 95M27% Class A Suburban Office 23M6% 53M15% Suburban Office 170M48% 74M20% Flex Parks 54M15% -- . Total $357M 100% $358M 100%

Drivers of Future Earnings Growth Management believes that Waterfront lease-up opportunity and development deliveries can generate FFO growth of 41.3% Waterfront Occupancy Gains (1) Development Deliveries (2) Development Deliveries (2) 40% 35% 30% 25% 20% 15% 10% 7,065 Units (3) 5% 0% Near/Intermediate Te rm Near/Intermediate Te rm Long Te rm (36 months and future) (12-36 months) Assumes $40 rents at 1MSF. (12-36 months) (1) (2) (3) 20 Please see Development Activity & Cash Flow Growth on page 25 for a breakout of NOI after debt service for all current and future development deliveries Includes The Charlotte (FKA 25 Christopher Columbus) (750 units), expected to stabilize 4Q 2023. % Growth in FFO/AFFO (2018 FY FFO $1.83/Share) 2020 Deliveries: $14.5M (+7.9% increase) (92% occupancy) 2019 Deliveries: $9.3M (+5.1% increase) 2018 Deliveries: $12.2M (+6.6% increase) $40 million or $0.40 per share (+21.7% increase) Remaining Waterfront Development:

Appendix 21

Global Definitions Average Revenue Per Home:Calculated as total apartment revenue for the quarter ended Operating Communities: Communities that have achieved Project Stabilization. September 30, divided by the average percent occupied for the quarter ended September 30, 2018, divided by the number of apartments and divided by three. Class A Suburban:Long-term hold office properties in targeted submarkets; formerly Predevelopment Communities: Communities where the Company has commenced defined as Urban Core. Consolidated Operating Communities: Wholly owned communities and communities predevelopment activities that have a near-term projected project start. Project Completion:As evidenced by a certificate of completion by a certified architect or whereby the Company has a controlling interest. Flex Parks: Primarily office/flex properties, including any office buildings located within the issuance of a final or temporary certificate of occupancy. Project Stabilization: Lease-Up communities that have achieved over 95 Percentage Leased respective park. Future Development:Represents land inventory currently owned or controlled by the for six consecutive weeks. Projected Stabilized NOI: Pro forma NOI for Lease-Up, In-Construction or Future Company. Gross Asset Value (GAV):The metric represents the projected value of the Company’s Development communities upon achieving Project Stabilization. Projected Stabilized Yield:Represents Projected Stabilized NOI divided by Total Costs. interest after accounting for pro rata share of 3rd party value. Identified Repurposing Communities: Communities not currently owned by RRT, which Repurposing Communities: Commercial holdings of the Company which have been have been identified for transfer from Mack-Cali to RRT for residential repurposing. targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals. Subordinated Joint Ventures: Joint Venture communities where the Company's ownership In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities. Lease-Up Communities: Communities that have commenced initial operations but have not distributions are subordinate to payment of priority capital preferred returns. Suburban:Long-term hold office properties (excluding Class A Suburban and Waterfront locations); formerly defined as Suburban Core Third Party Capital: Capital invested by third parties and not Mack-Cali. yet achieved Project Stabilization. MCRC Capital:Represents cash equity that the Company has contributed or has a future obligation to contribute to a project. Net Asset Value (NAV): The metric represents the net projected value of the Company’s Total Costs:Represents full project budget, including land and developer fees, and interest interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company. Net Operating Income (NOI):Total property revenues less real estate taxes, utilities and expense through Project Completion. Waterfront: Office assets located on NJ Hudson River waterfront. operating expenses Non-Core: Properties designated for eventual sale/disposition or repositioning/redevelopment. 22

Notes: Gross & Net Asset Va lue (Unaudited) 1) Reflects 2Q 2019 Annualized Cash NOI for office assets; projected 12-month NOI for stabilized residential assets and the projected stabilized NOI for residential assets in-construction and lease- up. See Information About Net Operating Income on page 29. NAV is generally arrived at by calculating the estimated gross asset values for each of the Company’s real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties’ interests in the assets. Gross asset values for stabilized operating multi-family real estate properties are calculated using the direct capitalization method by dividing projected net operating income for the next one year period by an estimated market capitalization rate for each property. Gross asset values for operating office properties are presented by dividing projected net operating income for the next one year period by an estimated year one imputed capitalization rate for each property. See Footnote 4 for a more detailed description of the methodology used by management to estimate gross asset values for its operating office properties. Management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Market capitalization rates are estimated for each property based on its asset class and geographic location and are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third party property transactions. The value range is determined by adding or subtracting 0.50% to the year 1 cap rate for office properties and 0.25% to the year 1 cap rate for residential properties. Property cash flows have been reduced by credit loss reserves, leasing and base building capital expenditures, including Harborside renovations. The Waterfront valuation includes $80 million in capital for the Harborside renovations. Additionally, the analysis includes approximately $88 million in base building capital during the first three years of the five year discounted cash flow. The capital is allocated to physical building improvements and is estimated $40 million at the Waterfront, $28 million in the Class A Suburban, and $20 million in the Suburban portfolio’s, respectively. Furthermore, the analysis includes $10 million in leasing capital budgeted in each of the Waterfront, Class A Suburban and Suburban portfolios. This is in addition to the tenant improvements, leasing commissions and capital reserves budgeted. 2) 3) 4) Office Hudson Waterfront Class A Suburban Suburban S u b t o t a l 4.908 2.155 4.147 1 1 . 2 10 $78.66 $46.39 $47.40 $1 72 . 4 5 4.42% 7.21% 8.03% $38.92 38.06 28.61 $ 34 . 9 4 $46.62 40.70 30.85 $ 39 . 6 5 93.00% 92.00% 86.00% 6.00% 7.00% 8.00% 7.00% 8.00% 9.00% $1,780 643 590 $ 3 , 01 3 $363 298 142 $ 26 9 The year one cap rate, applied to the 2Q 2019 Annualized Cash NOI, is derived from the present value of periodic cash flows over five years and a terminal value based on stabilized income and a market cap rate, all discounted at an unlevered internal rate of return. See Information About Net Operating Income on page 29. The Company calculates estimated gross asset values for each of its operating office assets by taking the sum of (i) the present value of periodic cash flows over five years and (ii) a terminal value based on estimated stabilized income and a market capitalization rate at stabilization, all discounted at an unlevered internal rate of return. This value, divided by the projected net operating income for a one year period yields the year one imputed capitalization rate. Management projects the periodic cash flows over five years and the stabilized income from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease- up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Company’s portfolio and for competitor buildings in similar locations. 5) Valuations for non-core assets, which are those assets being considered for sale or disposal, or in the active marketing process, are generally based on recent contract prices for similar properties in the process of being sold, letters of intent and ongoing negotiations for properties. Wegman’s $35 million asset value calculated using $1.56 million projected 2019 cash NOI capped at 4.5%. 24 Hour Fitness $21 million asset value calculated using $1.06 million projected 2019 cash NOI capped at 5%. See Information About Net Operating Income on page 29. Valuations for properties planned for or undergoing a repositioning or repurposing utilize a projected stabilized net operating income for the asset upon completion of the repositioning/repurposing activities. After applying an estimated capitalization rate to a projected stabilized net operating income, the capitalized value is next discounted back based on the projected number of periods to re-stabilize the asset. The discount rate applied is determined based on a risk assessment of the repositioning/repurposing activities and comparable target returns in the marketplace, and further validated by outside market sources, when available for that market. Additionally, adjustments are made to the estimated value by deducting any estimated future costs necessary to complete the planned activities, as well as adding back the discounted projected interim operating cash flows expected to be generated by the property until re-stabilization has been achieved. 23 Ren t a b le 2 Q 20 19 M a r k et S t a b i li z ed A r ea A n n u a liz ed Y ea r 1 Ca p I n - P l a c e R en t O c c u p a n c y S t a b iliz ed U n lev er ed (MS F ) C a s h NO I R a t e Ren t PS F P S F R a t e Ca p Ra t e IR R Va lu e $ PS F

Notes: Gross & Net Asset Va lue (Unaudited) 6) 7) Includes the Company's ownership interests in the Hyatt Regency Jersey City and two office joint venture properties. The value of land is based on a combination of recent or pending transactions for land parcels within our relevant markets and unrelated third parties, and sometimes may utilize land appraisals for certain markets, if available for other purposes, such as for transaction financing. Further, we consider what a land parcel’s value would need to be when combined with all other development costs to yield what we believe to be an appropriate target rate of return for a development project. The per apartment unit or per square foot office space values are derived by dividing the aggregate land value by the number of potential apartment units or square feet of office space the land can accommodate. The number of potential units or square feet of office space a land parcel can accommodate is most commonly governed by either in-place governmental approvals or density regulations set forth by existing zoning guidelines. Joint venture investments are generally valued by: applying a capitalization rate to projected NOI for the joint venture’s asset (which is similar to the process for valuing those assets wholly owned by the Company, as described above and previously), and deducting any joint venture level debt and any value allocable to joint venture partners’ interests. Includes Roseland’s last residential subordinate interest (Metropolitan at 40 Park) and commercial subordinate interests. The valuation approach for assets in-construction or lease-up are similar to that applied to assets undergoing repositioning/repurposing, as described above. After applying an estimated capitalization rate, currently ranging from 4.5% to 5.25%, to a projected stabilized net operating income, estimated to total approximately $46.6 million upon completion of the construction or lease-up activities, the Company deducts any estimated future costs totaling $565.9 million required to complete construction of the asset to arrive at an estimated value attributable to the asset. The Company then discounts the capitalized value back based on the projected number of periods to reach stabilization. The discount rate applied, currently ranging from 7% to 9.75%, is determined based on a risk assessment of the development activities and comparable target returns in the marketplace. The Company then adds back the discounted projected interim cash flows expected to be generated during the projected lease-up period to reach stabilization. Represents the discount to stabilized value applied to assets that have not yet achieved their respective Projected Stabilized NOI due to construction, lease-up or renovation. See Information About Net Operating Income on page 29. The residential valuation analysis totals to a Roseland NAV of $2,194,000,000, with the company’s share of this NAV of $1,750,000,000 (“MCRC Share”). This latter amount represents the company's share of Roseland NAV, net of the $444,000,000 attributable to Rockpoint's noncontrolling interest. The decrease in the approximate NAV per share of $0.15 from March 31, 2019 to June 30, 2019 is due primarily to a reduction in the stabilized occupancy of the Suburban portfolio from 88% to 86%. 8) 9) 10) 11) 12) Information About Net Asset Value (NAV) Overall, NAV is arrived at by calculating the estimated gross asset values for each of their real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties’ interests in the assets. Gross asset values for the operating real estate properties are calculated using the direct capitalization method by dividing projected net operating income for a one year period by an estimated current capitalization rate for each property. For each operating property, management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease-up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Registrants’ portfolio and for competitor buildings in similar locations. A capitalization rate is estimated for each property based on its asset class and geographic location. Estimates of capitalization rates are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third party property transactions. The use of NAV as a measure of value is subject to certain inherent limitations. The assessment of the estimated NAV of a particular property is subjective in that it involves estimates and assumptions and can be calculated using various acceptable methods. The Company’s methods of determining NAV may differ from the methods used by other companies. Accordingly, the Company’s estimated NAV may not be comparable to measures used by other companies. As with any valuation methodology, the methodologies utilized by the Company in estimating NAV are based upon a number of estimates, assumptions, judgments or opinions that may or may not prove to be correct. Capitalization rates obtained from publicly available sources also are critical to the NAV calculation and are subject to the sources selected and variability of market conditions at the time. Investors in the Company are cautioned that NAV does not represent (i) the amount at which the Company’s securities would trade at a national securities exchange, (ii) the amount that a security holder would obtain if he or she tried to sell his or her securities, (iii) the amount that a security holder would receive if the Company liquidated its assets and distributed the proceeds after paying all of their expenses and liabilities or (iv) the book value of the Company’s real estate, which is generally based on the amortized cost of the property, subject to certain adjustments. 24

Development Activity & Future Cash Flow Growth $ in millions (unaudited) 2018 D e live r ies Signature Place at Morris Plains Metropolitan Lofts 145 Front Street at City Square Portside 5/6 RiverHouse 11 at Port Imperial To t a l 20 18 D e l i v e r i e s 2019 D e live r ies 100.0% 50.0% 100.0% 100.0% 100.0% 9 7 . 6% 100.0% 98.3% 99.2% 99.3% 99.7% 99 . 4% 1Q 2018 1Q 2018 2Q 2018 2Q 2018 3Q 2018 197 59 365 296 295 1 , 2 1 2 6.68% 6.72% 6.21% 6.40% 6.60% 6. 4 5% $3.3 1.2 5.9 7.6 8.0 $ 2 6 . 0 $1.8 0.3 3.4 3.2 3.5 $1 2. 2 Marriott Hotels at Port Imperial To t a l 20 19 D e l i v e r i e s 2020 D e live r ies 100.0% 1 0 0 . 0% 4Q 2018 372 3 72 8.81% 8 . 81% $14.0 $ 14 . 0 $9.3 $9 . 3 Chase III Port Imperial - Building 9 PI North – Riverwalk C 233 Canoe Brook Road - Apartments To t a l 20 20 D e l i v e r i e s 2022 D e live r ies 100.0% 100.0% 40.0% 100.0% 8 2 . 0% 3Q 2020 4Q 2020 4Q 2020 4Q 2020 326 313 360 198 1 , 19 7 6.05% 6.11% 6.11% 5.93% 6 . 0 6% $6.0 9.0 11.7 5.9 $3 2. 6 $3.4 5.1 2.8 3.2 $ 1 4 . 5 25 Christopher Columbus (The Charlotte) To t a l 20 22 D e l i v e r i e s To t a l In - Co n s tr u c ti o n 100.0% 1 00 . 0% 9 0 .7% 1Q 2022 750 7 5 0 2 ,3 1 9 5.97% 5. 9 7% 6 . 4 7% $28.1 $ 2 8 . 1 $7 4. 7 $14.6 $1 4. 6 $ 3 8 . 4 (1) (1) Projected stabilized yield without the Marriott Hotels at Port Imperial is 6.07 percent. 25 T o ta l9 3 . 0%3, 5 3 16 . 4 7%$ 1 0 0 . 7$5 0. 6 Pr o j e c t e dP ro j e ct e d RRT No m i n a l % Lea s ed As o f :A c t u a l/ P r o j e c t e dP r o j e c t e dSt ab iliz e dSh ar e of St ab iliz e d Own e r s h i pA s of 6/30 / 1 9I n i ti a l Lea s i n gU n i tsY i el dN O IN O I Af t e r De b t Se r v i c e

Residential Calculator – Harborside 1 Bedroom Househ old R e s i dent R e sident Annua l Househol d Inc om e Less: Income Tax (1) Federal FICA State Local Subt ota l : Inc om e T a x $150, 000 $150, 00 0 - - $200, 00 0 $200, 00 0 - - $ 250,000 $250, 0 00 - - 20.2% 6.7% 6.3% 3.6% 36. 8% ($30,290) (10,111) (9,478) (5,354) ( $55, 232) 20.2% 6.7% 5.0% 0.0% 31. 9% ($30,290) (10,111) (7,429) 0 - - (2,049) (5,354) ( $ 7, 403) - - 21.6% 100.0% 13. 4% 22.8% 5.4% 6.4% 3.6% 38 . 3% ($45,690) (10,836) (12,803) (7,178) ( $76, 50 6) 22.8% 5.4% 5.3% 0.0% 33. 6% ($45,690) (10,836) (10,614) 0 - - (2,189) - - 17.1% 25.3% 4.33% 6.48% 3.60% 39 . 7% ($63,190) (10,836) (16,200) (9,002) ( $99,227) 25.3% 4.3% 5.5% 0.0% 35. 1% ($63,190) (10,836) (13,799) 0 - - (2,401) - - 14.8% (7,178) 100.0% ( $9, 36 7) 12.2% (9,002) 100.0% ( $47, 82 9) ( $67, 139) ( $87, 8 24 ) ( $11, 4 03 ) 11. 5% Less: Rent Class A Apartment 1 Bedroom 750 SF Di sposa bl e I nc om e $70 PSF (52,500) $50 PSF (37,500) ($15,000) 28.6% $70 PSF (52,500) $50 PSF (37,500) ($15,000) 28.6% $70 PSF (52,500) $50 PSF (37,500) ($15,000) 28.6% 2 Bedroom Househ old R e s i dent R e sident Annua l Househol d Inc om e Less: Income Tax (1) Federal FICA State Local Subt ota l : Inc om e T a x $150, 000 $150, 00 0 - - $200, 00 0 $200, 00 0 - - $ 250,000 $250, 0 00 - - 20.2% 6.7% 6.3% 3.6% 36. 8% ($30,290) (10,111) (9,478) (5,354) ( $55, 232) 20.2% 6.7% 5.0% 0.0% 31. 9% ($30,290) (10,111) (7,429) 0 - - (2,049) (5,354) ( $ 7, 403) - - 21.6% 100.0% 13. 4% 22.8% 5.4% 6.4% 3.6% 38 . 3% ($45,690) (10,836) (12,803) (7,178) ( $76, 50 6) 22.8% 5.4% 5.3% 0.0% 33. 6% ($45,690) (10,836) (10,614) 0 - - (2,189) - - 17.1% 25.3% 4.33% 6.48% 3.60% 39 . 7% ($63,190) (10,836) (16,200) (9,002) ( $99,227) 25.3% 4.3% 5.5% 0.0% 35. 1% ($63,190) (10,836) (13,799) 0 - - (2,401) - - 14.8% (7,178) 100.0% ( $9, 36 7) 12.2% (9,002) 100.0% ( $11, 4 03 ) 11. 5% ( $47, 82 9) ( $67, 139) ( $87, 8 24 ) Less: Rent Class A Apartment 2 Bedroom 1,050 SF Di sposa bl e I nc om e $70 PSF (73,500) $50 PSF (52,500) ($21,000) 28.6% $70 PSF (73,500) $50 PSF (52,500) ($21,000) 28.6% $70 PSF (73,500) $50 PSF (52,500) ($21,000) 28.6% (1)Reflects 2018 tax rates for single filers. Federal Income Tax values reflect rates from US Tax Center at IRS.com, a private sector financial services company. FICA rates reflect those listed for Social Security & Medicare Withholdings on IRS.gov. New Jersey State Income Tax reflect rates from the New Jersey Division of Taxation’s Website. New York State Income Tax reflect rates listed on the New York State Department of Taxation and Finance’s website. New York City Personal Income Taxes reflect rates listed on NYC.gov. 26 $32, 4 03 41. 9% 43.9% $109, 6 76 30. 9% $77,273 $30, 36 7 60.7% 40. 2% $80, 36 1 25.0% $49, 99 4 $28, 403 133. 6% 33. 1% $49, 67 1 14. 2% $21, 268 $250,00 0 Hou sehol d Fi na nc i a l Di str i c t Ha r bor si de Del ta $200,00 0 Househol d Fi na nc i a l Di str i c t Ha r bor si de Del ta Resi de nt Resi de nt $15 0,000 Househol d Fi na nc i a l Di str i ct Ha r bor si de Del ta Res i de nt Res i de nt $26, 4 03 26. 9% 49.9% $124, 6 76 39. 3% $98,273 $24, 36 7 34.3% 47. 7% $95, 36 1 35.5% $70, 99 4 $22, 403 53. 0% 43. 1% $64, 67 1 28. 2% $42, 268 $250,00 0 Hou sehol d Fi na nc i a l Di str i c t Ha r bor si de Del ta $200,00 0 Househol d Fi na nc i a l Di str i c t Ha r bor si de Del ta Resi de nt Resi de nt $15 0,000 Househol d Fi na nc i a l Di str i ct Ha r bor si de Del ta Res i de nt Res i de nt

Residential Calculator – Hoboken 1 Bedro om Househ old R e s i dent Hobok e n R e s i dent A nnua l House hol d Inc om e Less: Income Tax (1) Federal FICA State Local Subtota l : Incom e T a x $150, 000 $1 50, 0 0 0 - - $200, 000 $ 200, 000 - - $25 0, 000 $250, 000 - - 20.2% 6.7% 6.3% 3.6% 3 6 . 8% ($30,290) (10,111) (9,478) (5,354) ( $55, 232) 20.2% 6.7% 5.0% 0.0% 31. 9% ($30,290) (10,111) (7,429) 0 - - (2,049) (5,354) ( $7, 403) - - 21.6% 100.0% 13. 4% 22.8% 5.4% 6.4% 3.6% 3 8 . 3% ($45,690) (10,836) (12,803) (7,178) ( $76, 506) 22.8% 5.4% 5.3% 0.0% 33. 6% ($45,690) (10,836) (10,614) 0 - - (2,189) - - 17.1% 25.3% 4.33% 6.48% 3.60% 39. 7% ($63,190) (10,836) (16,200) (9,002) ( $ 9 9 , 227 ) 25.3% 4.3% 5.5% 0.0% 35. 1% ($63,190) (10,836) (13,799) 0 - - (2,401) - - 14.8% (7,178) 100.0% ( $9, 367) 1 2 . 2% (9,002) 100.0% ( $ 47, 82 9) ( $67, 139) ( $87, 824) ( $ 1 1 , 4 0 3 ) 11. 5% Less: Rent Class A Apartment 1 Bedroom 750 SF Di sposa bl e I nc om e $80 PSF (60,000) $55 PSF (41,250) ($18,750) 31.3% $80 PSF (60,000) $55 PSF (41,250) ($18,750) 31.3% $80 PSF (60,000) $55 PSF (41,250) ($18,750) 31.3% 2 Bedro om Househ old R e s i dent Hobok e n R e s i dent A nnua l House hol d Inc om e Less: Income Tax (1) Federal FICA State Local Subtota l : Incom e T a x $150, 000 $1 50, 0 0 0 - - $200, 000 $ 200, 000 - - $25 0, 000 $250, 000 - - 20.2% 6.7% 6.3% 3.6% 3 6 . 8% ($30,290) (10,111) (9,478) (5,354) ( $55, 232) 20.2% 6.7% 5.0% 0.0% 31. 9% ($30,290) (10,111) (7,429) 0 - - (2,049) (5,354) ( $7, 403) - - 21.6% 100.0% 13. 4% 22.8% 5.4% 6.4% 3.6% 3 8 . 3% ($45,690) (10,836) (12,803) (7,178) ( $76, 506) 22.8% 5.4% 5.3% 0.0% 33. 6% ($45,690) (10,836) (10,614) 0 - - (2,189) - - 17.1% 25.3% 4.33% 6.48% 3.60% 39. 7% ($63,190) (10,836) (16,200) (9,002) ( $ 9 9 , 227 ) 25.3% 4.3% 5.5% 0.0% 35. 1% ($63,190) (10,836) (13,799) 0 - - (2,401) - - 14.8% (7,178) 100.0% ( $9, 367) 1 2 . 2% (9,002) 100.0% ( $ 1 1 , 4 0 3 ) 11. 5% ( $ 47, 82 9) ( $67, 139) ( $87, 824) Less: Rent Class A Apartment 2 Bedroom 1,050 SF Di sposa bl e I nc om e $80 PSF (84,000) $55 PSF (57,750) ($26,250) 31.3% $80 PSF (84,000) $55 PSF (57,750) ($26,250) 31.3% $80 PSF (84,000) $55 PSF (57,750) ($26,250) 31.3% (1)Reflects 2018 tax rates for single filers. Federal Income Tax values reflect rates from US Tax Center at IRS.com, a private sector financial services company. FICA rates reflect those listed for Social Security & Medicare Withholdings on IRS.gov. New Jersey State Income Tax reflect rates from the New Jersey Division of Taxation’s Website. New York State Income Tax reflect rates listed on the New York State Department of Taxation and Finance’s website. New York City Personal Income Taxes reflect rates listed on NYC.gov. 27 $3 7, 65 3 56. 4% 4 1 . 8% $104, 426 26. 7% $66 , 773 $35, 617 9 0 . 2% 37 . 6% $75, 111 19. 7% $39, 494 $33, 653 312 . 5% 29. 6% $ 44, 42 1 7. 2% $10, 768 $ 25 0,00 0 Househol d Midtown South Delta $ 20 0,00 0 Househol d Midtown South Hobok e n Del ta R e si dent R e s i dent $1 50 ,0 00 Househol d Midtow n South Hobok e n Delta R e s i dent Res i de n t $3 0, 15 3 33. 2% 4 8 . 4% $120, 926 36. 3% $90 , 773 $28, 117 4 4 . 3% 45 . 8% $91, 611 31. 7% $63, 494 $26, 15375. 2% 40. 6% $ 60, 92 1 23. 2% $34, 768 $ 25 0,00 0 Househol d Midtown South Delta $ 20 0,00 0 Househol d Midtown South Hobok e n Del ta R e si dent R e s i dent $1 50 ,0 00 Househol d Midtow n South Hobok e n Delta R e s i dent Res i de n t

Residential Calculator – Port Imperial 1 Bedro om Househ old Res i de nt R e s i dent A nnua l House hol d Inc om e Less: Income Tax (1) Federal FICA State Local Subtota l : Incom e T a x $150, 000 $ 150, 0 0 0 - - $200 , 000 $20 0, 00 0 - - $250, 000 $250, 000 - - 20.2% 6.7% 6.3% 3.6% 3 6 . 8% ($30,290) (10,111) (9,478) (5,354) ( $55, 232) 20.2% 6.7% 5.0% 0.0% 31. 9% ($30,290) (10,111) (7,429) 0 - - (2,049) (5,354) ( $7, 403) - - 21.6% 100.0% 13 . 4% 22.8% 5.4% 6.4% 3.6% 38. 3% ($45,690) (10,836) (12,803) (7,178) ( $76 , 506 ) 22.8% 5.4% 5.3% 0.0% 33. 6% ($45,690) (10,836) (10,614) 0 - - (2,189) - - 17.1% 25.3% 4.33% 6.48% 3.60% 39 . 7% ($63,190) (10,836) (16,200) (9,002) ( $99, 227) 25.3% 4.3% 5.5% 0.0% 35. 1% ($63,190) (10,836) (13,799) 0 - - (2,401) - - 14.8% (7,178) 100.0% ( $9, 367) 12. 2% (9,002) 100.0% ( $47, 8 29) ( $ 6 7 , 1 3 9 ) ( $87, 824) ( $11 , 403 ) 11. 5% Less: Rent Class A Apartment 1 Bedroom 750 SF Di sposa bl e I nc om e $75 PSF (56,250) $42 PSF (31,500) ($24,750) 44.0% $75 PSF (56,250) $42 PSF (31,500) ($24,750) 44.0% $75 PSF (56,250) $42 PSF (31,500) ($24,750) 44.0% 2 Bedro om Househ old Res i de nt R e s i dent A nnua l House hol d Inc om e Less: Income Tax (1) Federal FICA State Local Subtota l : Incom e T a x $150, 000 $ 150, 0 0 0 - - $200 , 000 $20 0, 00 0 - - $250, 000 $250, 000 - - 20.2% 6.7% 6.3% 3.6% 3 6 . 8% ($30,290) (10,111) (9,478) (5,354) ( $55, 232) 20.2% 6.7% 5.0% 0.0% 31. 9% ($30,290) (10,111) (7,429) 0 - - (2,049) (5,354) ( $7, 403) - - 21.6% 100.0% 13 . 4% 22.8% 5.4% 6.4% 3.6% 38. 3% ($45,690) (10,836) (12,803) (7,178) ( $76 , 506 ) 22.8% 5.4% 5.3% 0.0% 33. 6% ($45,690) (10,836) (10,614) 0 - - (2,189) - - 17.1% 25.3% 4.33% 6.48% 3.60% 39 . 7% ($63,190) (10,836) (16,200) (9,002) ( $99, 227) 25.3% 4.3% 5.5% 0.0% 35. 1% ($63,190) (10,836) (13,799) 0 - - (2,401) - - 14.8% (7,178) 100.0% ( $9, 367) 12. 2% (9,002) 100.0% ( $11 , 403 ) 11. 5% ( $47, 8 29) ( $ 6 7 , 1 3 9 ) ( $87, 824) Less: Rent Class A Apartment 2 Bedroom 1,050 SF Di sposa bl e I nc om e $75 PSF (78,750) $42 PSF (44,100) ($34,650) 44.0% $75 PSF (78,750) $42 PSF (44,100) ($34,650) 44.0% $75 PSF (78,750) $42 PSF (44,100) ($34,650) 44.0% (1)Reflects 2018 tax rates for single filers. Federal Income Tax values reflect rates from US Tax Center at IRS.com, a private sector financial services company. FICA rates reflect those listed for Social Security & Medicare Withholdings on IRS.gov. New Jersey State Income Tax reflect rates from the New Jersey Division of Taxation’s Website. New York State Income Tax reflect rates listed on the New York State Department of Taxation and Finance’s website. New York City Personal Income Taxes reflect rates listed on NYC.gov. 28 $46 , 053 63. 9% 47. 2% $118, 076 28. 8% $72, 023 $44, 017 98. 4% 4 4 . 4% $ 8 8 , 7 6 1 22. 4% $44 , 744 $42, 053 262 . 5% 38. 7% $ 58, 0 7 1 10. 7% $16, 018 $ 25 0,0 0 0 Househol d Mi dtow n Por t Im pe r i a l Del ta $ 20 0,00 0 Househol d Midtown Por t Im pe r i a l Del ta R e si dent R e s i dent $1 50 ,0 00 Househol d Mi dtow n Por t Im pe r i a l Del ta R e s i dent R e s i dent $36 , 153 38. 2% 52. 3% $130, 676 37. 8% $94, 523 $ 34, 117 50. 7% 5 0 . 7% $10 1, 36 1 33. 6% $67 , 244 $32, 153 83 . 5% 47. 1% $ 70, 6 7 1 25. 7% $38, 518 $ 25 0,0 0 0 Househol d Mi dtow n Por t Im pe r i a l Del ta $ 20 0,00 0 Househol d Midtown Por t Im pe r i a l Del ta R e si dent R e s i dent $1 50 ,0 00 Househol d Mi dtow n Por t Im pe r i a l Del ta R e s i dent R e s i dent

Information About Net Operating Income (NOI) $ in thousands (unaudited) Reconciliation of Net Income to Net Operating Income (NOI) Net I n c o m e Deduct: Real estate services income Interest and other investment loss (income) Equity in (earnings) loss of unconsolidated joint ventures General and administrative - property level Gain on change of control of interests Realized (gains) losses and unrealized losses on disposition Gain on sale of land/other (Gain) on sale of investment in unconsolidated joint ventures (Gain) loss from early extinguishment of debt, net Add: Real estate services expenses Leasing personnel costs General and administrative Depreciation and amortization Interest expense Property impairments Land impairments Net Op er at in g Inco me ( N O I ) Add: CLI Share of Unconsolidated JV GAAP NOI Remaining general and administrative 2Q 20 19 Po r t f o l io N O I Add: Income from Stabilized Marriott Hotels at Port Imperial To t a l Po r t f o li o NO I (a s repo r t ed on p. 6 ) Definition of: Net Operating Income (NOI) ( $ 12 , 8 8 4 ) ( $ 7 , 4 45) ( $ 2 0 , 3 29 ) ( $8 1, 3 1 6 ) (2,091) (364) (512) - - (255) - - (588) (1,439) (151) 600 (1,014) - - (270) - - (3,530) (515) 88 (1,014) - (255) (270) - (14,120) (2,060) 352 (4,056) - (1,020) (1,080) - (2,352) (588) - 2,042 542 12,943 34,455 14,297 5,802 - 1,937 - 3,484 14,897 9,218 - 2,499 3,979 542 16,427 49,352 23,515 5,802 2,499 15,916 2,168 65,708 197,408 94,060 23,208 9,996 $ 5 3 , 3 87 $ 2 2 , 31 6 $ 75 , 7 0 3 $3 02 , 8 1 2 2,119 - 7,168 1,014 9,287 1,014 37,148 4,056 $ 5 5 , 5 06 $ 3 0 , 49 8 $ 86 , 0 0 4 $3 44 , 0 1 6 - 3,510 3,510 14,038 $ 5 5 , 50 6 $ 3 4 , 0 08 $8 9, 5 1 4 $ 35 8, 0 5 4 NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not effect the overall performance of the individuals assets being measured and assessed. 29 2Q 20 192Q 20 19 Of f ic e/ C o r p R o s elan d T o t al A n n u ali z ed